Exhibit 99.1

BankUnited Financial Corporation

Quarter Ended Sept 30, 2006 Earnings Release

	For the Three Months Ended			For the FY ended
	Sept 30, 2006	June 30, 2006	Sept 30, 2005	Sept 30,
				2006	2005
Operations Data:
Interest income:
Interest and fees on loans	$193,160	$168,144	$106,514	$623,792	$345,005
Interest on mortgage-backed securities	14,335	15,119	13,804	62,377	64,265
Interest and dividends on investments and other interest-earning assets	7,749	7,082	5,081	27,339	21,606

Total interest income	215,244	190,345	125,399	713,508	430,876
Interest expense:
Interest on deposits	61,820	54,246	31,156	199,970	98,313
Interest on borrowings	76,714	65,308	45,019	247,396	157,632
Interest on trust preferred securities and subordinated debentures	4,129	3,996	3,617	15,700	12,466

Total interest expense	142,663	123,550	79,792	463,066	268,411

Net interest income	72,581	66,795	45,607	250,442	162,465

Provision for loan losses	4,600	1,200	800	10,400	3,800

Net interest income after provision for loan losses	67,981	65,595	44,807	240,042	158,665

Other income:
Loan servicing fees, net of amortization	1,131	983	(302)	3,545	(316)
Impairment of mortgage servicing rights	(166)	(540)	—	(1,036)	(130)
Loan fees	906	838	772	3,407	2,506
Deposit fees	1,318	1,375	1,240	5,348	4,422
Other fees	726	795	659	2,868	2,266
Gain on sales of loans, securities, and other assets (1)	4,536	4,973	614	13,271	6,112
Insurance and investment income	581	926	1,086	3,720	4,284
Loss on swap	(192)	(551)	—	(1,657)	(1,369)
Other income	1,275	1,695	1,554	6,228	5,330

Total other income	10,115	10,494	5,623	35,694	23,105

Other expense:
Employee compensation	21,128	20,511	14,547	76,211	51,817
Occupancy and equipment	8,598	8,012	6,772	29,572	24,379
Professional fees	1,860	1,733	2,139	6,506	5,556
Telecommunications and data processing	3,024	2,707	1,998	10,192	7,030
Advertising and promotion expense	1,864	2,019	1,325	6,945	5,579
Debt extinguishment	—	—	(734)	—	35,814
Other operating expenses	5,719	5,213	4,129	20,767	13,680

Total other expense	42,193	40,195	30,176	150,193	143,855

Income before income taxes	35,903	35,894	20,254	125,543	37,915

Provision for income taxes	11,715	12,069	5,989	41,668	10,378

Net income	$24,188	$23,825	$14,265	$83,875	$27,537

Earning Per Share Data:
Net income	$24,188	$23,825	$14,265	$83,875	$27,537
Preferred stock dividends	118	118	112	473	431

Net income available to common stockholders	$24,070	$23,707	$14,153	$83,402	$27,106

Basic earnings per common share:	$0.66	$0.65	$0.47	$2.43	$0.90

Weighted average common shares outstanding	36,379	36,212	30,122	34,297	30,090

Diluted earnings per common share:	$0.63	$0.62	$0.44	$2.30	$0.85

Weighted average diluted common shares outstanding	38,600	38,629	32,241	36,544	32,339

	For the Three Months Ended			For the FY ended
	Sept 30, 2006	June 30, 2006	Sept 30, 2005	Sept 30,
				2006	2005
(1) Consists of the following:
Gain on sales of investments and mortgage-backed securities	$—	$—	$227	$—	$3,742
Gain on sales of loans and other assets	$4,536	$4,973	$387	$13,271	$2,370

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BankUnited Financial Corporation

Quarter Ended September 30, 2006 Earnings Release (continued)

		For the Three Months Ended			For the Year Ended
		September 30, 2006	June 30, 2006	September 30, 2005	September 30,
					2006	2005
		(dollars and shares in thousands, except per share amounts)
Reconciliation of GAAP to non-GAAP measures:

Net income:
	GAAP net income	$24,189	$23,825	$14,265	$83,875	$27,537
	Less: after-tax effect of debt prepayment	—	—	478	—	(24,168)

	Non-GAAP net income	$24,189	$23,825	$13,787	$83,875	$51,705

Earnings per share:
Basic
Numerator	GAAP net income available to common stockholders	$24,071	$23,707	$14,153	$83,402	$27,106
	Less: after-tax effect of debt prepayment	—	—	478	—	(24,168)

	Non-GAAP net income available to common stockholders	$24,071	$23,707	$13,675	$83,402	$51,274

Denominator	GAAP weighted average common shares outstanding	36,379	36,212	30,122	34,297	30,090
	Adjustment for non-GAAP measure	—	—	—	—	—

	Non-GAAP weighted average common shares outstanding	36,379	36,212	30,122	34,297	30,090

EPS	GAAP basic earnings per share	$0.66	$0.65	$0.47	$2.43	$0.90
	Less: after-tax effect of debt prepayment	—	—	0.02	—	(0.80)

	Non-GAAP basic earnings per share	$0.66	$0.65	$0.45	$2.43	$1.70

Diluted
Numerator	GAAP net income available to common stockholders	$24,071	$23,707	$14,153	$83,402	$27,106
	Less: after-tax effect of debt prepayment	—	—	478	—	(24,168)
	add back from convertible stock dividends	(118)	(118)	(112)	(473)	(431)

	Non-GAAP net income for diluted earnings per share	$24,189	$23,825	$13,787	$83,875	$51,705

Denominator	GAAP weighted average shares for diluted earnings per share	38,600	38,629	32,241	36,544	32,339
	Adjustment for non-GAAP measure	—	—	—	—	—

	Non-GAAP weighted average shares for diluted earnings per share	38,600	38,629	32,241	36,544	32,339

EPS	GAAP diluted earnings per share	$0.63	$0.62	$0.44	$2.30	$0.85
	less: Impact of adjustments to earnings and shares outstanding	—	—	0.01	—	(0.75)

	Non-GAAP basic earnings per share	$0.63	$0.62	$0.43	$2.30	$1.60

Note:	BankUnited believes earnings, not including losses related to the FHLB prepayments (the “Non-GAAP Measure”), provides useful information to investors for the performance of financial analysis. BankUnited uses the Non-GAAP Measures internally to execute its in-period financial operating performance and to plan for future periods. However, Non-GAAP Measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

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BankUnited Financial Corporation

Quarter Ended Sept 30, 2006 Earnings Release

	As of
	Sept 30, 2006	June 30, 2006	Sept 30, 2005
		(In thousands)
Selected Balance Sheet Data:
Asset Data:
Total assets	$13,570,899	$12,877,044	$10,667,705
Cash and cash equivalents	$66,655	$111,188	$238,051
Investment securities	$299,909	$294,652	$289,932
Mortgage-backed securities	$1,225,944	$1,301,836	$1,626,005
Loans:
Residential loans (1)	$8,967,323	$8,188,069	$5,999,713
Specialty consumer mortgages	694,590	692,069	$678,609
Commercial and commercial real estate loans	1,204,939	1,140,008	978,233
Consumer loans (2)	373,631	353,812	277,204
Unearned discounts, premiums and loan fees	196,601	177,236	119,588
Allowance for loan losses	(36,378)	(32,349)	(25,755)

Loans receivable, net (excluding loans held for sale)	$11,400,706	$10,518,845	$8,027,592

Loans held for sale	$9,542	$109,967	$12,196
FHLB Stock	$255,342	$240,042	$189,593

Liability Data:
Total liabilities	$12,817,739	$12,163,650	$10,160,089
Deposits:
Non-interest bearing deposits	$392,264	$384,812	$371,535
Interest bearing checking and money market deposits	466,690	378,707	382,817
Savings	1,345,157	1,340,311	1,179,571
Certificates of deposit $100,000 and less	2,198,773	2,120,092	1,559,720

Total core deposits (3)	4,402,884	4,223,922	3,493,643
Certificates of deposit over $100,000	1,671,248	1,631,118	1,239,712

Total deposits	$6,074,132	$5,855,040	$4,733,355

Other borrowings (4)	$6,240,739	$5,845,412	$4,981,733
Convertible senior notes	$120,000	$120,000	$120,000
Trust preferred securities and subordinated debentures	$195,791	$195,874	$195,500

Equity Data:
Total stockholders’ equity	$753,160	$713,394	$507,616
Preferred equity	$7,268	$7,268	$6,562

AVERAGE BALANCE SHEET DATA (Three months ended)

Loans, net (5)	$11,122,817	$10,289,935	$8,015,588
Investment securities	$296,672	$290,337	$287,685
Mortgage-backed securities	$1,270,964	$1,357,336	$1,455,296
Interest-earning assets	$12,963,366	$12,189,501	$9,968,819
Assets	$13,315,999	$12,539,956	$10,268,583
Interest bearing deposits	$5,537,946	$5,294,892	$4,027,861
Non-interest-bearing deposits	$375,805	$381,425	$334,087
Other borrowings (4)	$6,159,633	$5,690,041	$4,970,824
Convertible debt	$120,000	$120,000	$120,000
Trust preferred securities and subordinated debentures	$195,841	$195,924	$196,209
Interest-bearing liabilities	$12,013,420	$11,300,858	$9,314,895
Liabilities	$12,581,271	$11,832,751	$9,768,494
Stockholders’ equity	$734,728	$707,206	$500,089

(1)	Excludes specialty consumer mortages which are reported separately under the caption Specialty Consumer Mortgages
(2)	Includes home equity loans and lines of credit, excludes consumer mortgage products which are reported separately under the caption Specialty Consumer Mortgages
(3)	Core deposits have been redefined to include certificates of deposits $100,000 and less in addition to checking, savings and money market accounts.
(4)	Includes FHLB advances, repurchase agreements, federal funds purchased and other borrowings.
(5)	Includes loans held for sale.

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BankUnited Financial Corporation

Quarter Ended Sept 30, 2006 Earnings Release

	For the Three Months Ended
	Sept 30, 2006	June 30, 2006	Sept 30, 2005
Selected Data:
Quarterly Performance Data:
Return on average tangible common equity	13.77%	14.12%	12.17%
Return on average assets	0.73%	0.76%	0.56%
Yield on interest-earning assets	6.63%	6.25%	5.02%
Cost of interest-bearing liabilities	4.71%	4.38%	3.40%
Net interest yield on earning assets (margin)	2.26%	2.18%	1.84%
Net interest spread	1.92%	1.87%	1.62%
Efficiency Ratio	51.02%	52.01%	58.90%

	For the Fiscal Year Ended
	Sept 30, 2006	Sept 30, 2005
Year to Date Performance Data:
Return on average tangible common equity	13.56%	5.79%
Return on average assets	0.69%	0.29%
Yield on interest-earning assets	6.06%	4.70%
Cost of interest-bearing liabilities	4.23%	3.14%
Net interest yield on earning assets (margin)	2.13%	1.77%
Net interest spread	1.83%	1.56%
Efficiency Ratio	52.49%	77.52%

	As of
	Sept 30, 2006	June 30, 2006	Sept 30, 2005
	(dollars and shares in thousands, except per share amounts)
Equity Data:
Book value per common share	$20.34	$19.27	$16.59
Tangible book value per common share	$19.57	$18.50	$15.65
Closing price of Class A Common Stock	$26.07	$30.52	$22.87
Common shares outstanding	36,666	36,641	30,200
Average equity to average assets (3 mos.)	5.52%	5.64%	4.87%

Capital Ratios:
Tangible capital ratio (1)	7.3%	7.1%	7.1%
Tier 1 core capital ratio (1)	7.3%	7.1%	7.1%
Total risk-based capital ratio (1)	14.3%	14.0%	14.5%

Non-Performing Assets:
Non-accrual loans	$20,740	$13,230	$8,391
Loans 90 day past due and still accruing	—	51	—

Total non-performing loans	20,740	13,281	8,391
Real estate owned	729	666	542

Total non-performing assets	$21,469	$13,947	$8,933

Allowance for loan losses	$36,378	$32,349	$25,755

Non-performing assets to total assets	0.16%	0.11%	0.08%
Non-performing loans to total loans	0.18%	0.12%	0.10%
Allowance for loan losses as a percentage of total loans	0.32%	0.31%	0.32%
Allowance for loan losses as a percentage of non-performing loans	175.40%	243.57%	306.94%
Net charge-offs (recoveries) for the three months ended	$571	$(574)	$2,124
Net annualized year-to-date (recoveries) charge-offs as a percentage of average total loans	(0.002)%	(0.011)%	0.03%

(1)	Capital ratios are for BankUnited FSB only.